Inspire Medical Systems, Inc. s February 2019 NYSE: INSP

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding our clinical data growth, product development, indication expansion, market development and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ in our Annual Report on Form 10-K filed with the SEC on February 26, 2019, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2

Inspire is an Innovative Neurostimulation Solution for Patients with Moderate to Severe OSA Our History & Key Milestones First and only FDA-approved neurostimulation technology for OSA 1990s: Medtronic begins early work on the development of Inspire More than 4,600 patients treated with Inspire therapy 2001: Initial clinical results published; Medtronic begins Inspire II development Alternative for the estimated 35 – 65% of non-CPAP compliant patients 2007: Inspire is founded after being spun-out of Medtronic 2011: Initiated Phase III pivotal STAR trial; ~$10bn annual U.S. market opportunity CE mark received in Europe 2014: STAR results published in the New England Innovative, closed-loop, minimally invasive solution Journal of Medicine in January; received PMA approval from the FDA in April 2015: 18-month STAR data published; Safe, comfortable and convenient therapy alternative revenues of $8.0mm 2016: 1,000th implant milestone; revenues of $16.4mm Significant body of clinical evidence involving ~1,470 patients across 17 studies 2017: Launched Inspire IV in U.S.; announced 5- year STAR results; 2,000th implant milestone; revenues of $28.6mm Strong customer base, growing salesforce and scalable reimbursement infrastructure 2018: Inspire IV CE mark; 5-year STAR results publication; initial public offering on NYSE; Aetna begins covering the Inspire therapy; 2018/2017 revenues of $50.6/$28.6mm, Proven management team leading our 165 employees represents 77% growth; 508 patient ADHERE 3 publication

Strong Management Team Other Key Management • Steve Jandrich – Chief Compliance Officer, VP, Human Resources • Kathy Sherwood – VP, Global Market Access • Andreas Henke – VP, Commercial Operations, Europe3 • John Rondoni – VP, Product Development, Operations & QA Tim Herbert Rick Buchholz Randy Ban • Quan Ni – VP, Research President, CEO & Chief Financial Officer SVP, Sales and Marketing Founder  30+ Years of Experience  20+ Years of Experience  20+ Years of Experience 4

Obstructive Sleep Apnea (OSA) is a Serious and Chronic Disease OSA is Caused by a Blocked or Partially Blocked Airway  Blockage prevents airflow to the lungs  Results in repeated arousals and oxygen de-saturations  Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)  Normal range:  Moderate sleep apnea: AHI < 5 events per hour 15 ≤ AHI < 30 events per hour Airway obstruction  Mild sleep apnea:  Severe sleep apnea: during breathing 5 ≤ AHI < 15 events per hour AHI ≥ 30 events per hour Inspire’s Focus Most Patients Are Unaware of Their Condition… …and Untreated OSA Multiplies Serious Health Risks  High risk patients: obese, male or of advanced age 2x Increased Risk of Mortality (5)  Common first indicator: heavy snoring The risk for stroke (1)  Other indicators: 2x (2)  Lack of energy  Memory or concentration The risk for sudden cardiac death  Headaches problems 5x (3) % Surviving  Depression  Excessive daytime The risk for cardiovascular mortality sleepiness  Nighttime gasping 57% Increased risk for recurrence of  Dry mouth Atrial Fibrillation after ablation (4) Years of Follow-up ____________________ 5 Source: Company Website (4) Li et al, Europace 2014. (1) Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010. (5) Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and (2) Gami et al, J Am Coll Cardiol 2013. Wisconsin Sleep Cohort Study. (3) Young et al, J Sleep 2008.

Sleep Apnea is a Major Public Health Problem & Awareness is Building Metrics – Week of January 22, 2018 55,823 (+22%) 12,199 (+43%) Web Sessions Doctor Searches 548 (+42%) 202 (+59%) 184 (+25%) Calls Emails CHT Sign-Ups (+) represents change Week over Week 6 ____________________ Source: The New York Times, Science Daily, CBS This Morning, The Washington Post and Pioneer Press.

Current Treatment Options such as CPAP and Invasive Surgery have Significant Limitations Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA  Delivered through a face or nasal mask that Drivers of CPAP Non-Compliance connects through a hose to a bedside air pump Mask Discomfort  Demonstrated improvements in patient- reported sleep quality and reductions in Mask Leakage daytime sleepiness Pressure Intolerance  Faces significant limitations as a therapeutic Skin Irritation option, primarily due to low patient Nasal Congestion compliance (approximately 35% – 65%) Nasal Drying  The effectiveness of CPAP has been limited by Nosebleeds low patient compliance as many patients find the mask or treatment cumbersome, Claustrophobia uncomfortable and loud Lack of Intimacy Invasive Surgery  Several variations of sleep surgery  Success rates vary widely (30% - 60%) (1)  Irreversible anatomy alteration  In-patient surgery with extended recovery Uvulopalatopharyngoplasty (UPPP) Maxillomandibular Advancement (MMA) 7 ____________________ (1) Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive Prevalence & Economic Costs Our Estimated Annual U.S. Market Opportunity  Sleep apnea affects +100 million people worldwide (1)  Approximately 17 million individuals in the Adults with Moderate to Severe OSA Prescribed CPAP (2) = U.S. with moderate to severe OSA ~2 million • Annually, ~2 million adult patients are Less: 65% (2) CPAP Published literature prescribed a CPAP device Compliant estimates CPAP non-compliance rates  Annual U.S. economic costs of untreated 35% of CPAP Non-Compliant Adults = of 35% - 65% moderate to severe OSA are between ~700,000 (3) $65 - $165 billion Less: 30% Anatomy Challenges  OSA economic costs are potentially greater than asthma, heart failure, stroke and hypertensive disease 70% Inspire Anatomy Eligible = ~500,000  OSA is associated with an increase in: Multiplied by: our • Rate & severity of vehicle accidents ASP • Increased healthcare utilization Inspire U.S. Market = • Reduction of work performance ~$10 billion • Occupational injuries ____________________ 8 Note: ASP constitutes abbreviation for average selling price. (1) Source: World Health Organization. (2) Company estimates. (3) Represents moderate to severe OSA. Source: McKinsey & Company, 2010.

Inspire Therapy is a Proven Solution for Patients with OSA Inspire System Inspire Procedure 3 Stimulation Lead 1 Pressure Sensing Lead Hypoglossal Nerve 2 Neurostimulator  Remote control and three implantable components:  Approximately a 2-hour outpatient procedure Pressure sensing lead: detects when the 1•  Requires three small incisions (1 in neck and 2 in chest) patient is attempting to breathe  Patients typically recover quickly and resume normal Neurostimulator: houses the electronics and activities in just a few days 2• battery power for the device  System activation occurs 30 days after implantation 3• Stimulation lead: delivers electrical stimulation  Patient controls system by turning on the device each to the hypoglossal nerve night with the remote control before going to sleep 9

Inspire Therapy is a Safe and Effective Solution Mild Stimulation is a Clear Mechanism of Action Inspire Therapy Offers Significant Benefits  Strong safety profile  Effective and durable treatment  Closed-loop system  Strong patient compliance  High patient satisfaction  Minimally invasive outpatient procedure  ~11-year battery life (without recharging)  Utilizes patient’s natural physiology  Short recovery times post surgery  Patient controlled therapy Long term outcomes demonstrate that Inspire therapy addresses the shortfalls of current 10 treatments

Objective Measures Show the Impact of Our Inspire Therapy on OSA Polysomnogram Before and After Activation of Inspire System Inspire system turned on 12:23:00 AM 12:23:30 AM 12:24:00 AM 12:24:30 AM 12:25:00 AM 12:25:30 AM 12:26:00 AM 12:26:30 AM 12:27:00 AM 12:27:30 AM 12:28:00 AM 12:28:30 AM 12:29:00 AM 12:2 ECG1 N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) m/V F4-M1 - - p/V - - - C4-M1 - - - p/V - - - C1-M2 - ousal Apnea Arousal Apnea Arousal Apnea Arousal Apnea Arousal - - p/V - - EMG1 - - - - p/V Nasal PR… - - - - - 0 – - - - Airflow m/V Airflow - Apnea Obstructive (42.40s) Apnea Obstructive (23.80s) Apnea Obstructive (46.86s) Apnea Obstructive (37.93s) - - - 0 –- - - - p/V Chest - - 0 –- - p/V Abdomen - Breathing - - 0 – - - -100 –- - p/V SqCG Desaturation (38.06s) 8 Desaturation (28.06s) 8 - s) 12 Desaturation (51.94s) 13 Desaturation (36.06s) 8 100 – - - 97.5 –- - 95 –- - - 92.5 – - - 90 –- - Oxygen 87.5 –- Saturation % OSA events No OSA events 11 After activating the Inspire system, the patient exhibited a more regular breathing pattern, higher and more consistent blood oxygen levels, and fewer or no transient arousals

Clinical Evidence

Inspirein ~1,470 Patients Across17 Studies SignificantBody of Clinical EvidenceEvaluating 13 (1) ____________________ Independent Company Sponsored Due to the inclusion of certain patients in multiple studies, some studies are not shown in the table because they do not add nottable certaininclusionmultiple becausethepatientsthe do of they studies,shownto in innotsome Duestudies are Publication Publication Publication Publications Publications Publications 2018 2018 2018 2018 2018 2018 Stimulation Therapy for Apnea Reduction (STAR) ReductionApnea Therapy for Stimulation UAS in Specific Populations UASin Specific University of Pittsburgh Medical Center (UPMC) ofMedical PittsburghUniversity Thomas Jefferson University Hospital (TJUH) Hospital Jefferson& Thomas University German and French Experience (Munich, Lubeck, Bordeaux) Lubeck, (Munich, Experience French and German (Cleveland Clinic, Thomas Thomas (Cleveland Jefferson, Clinic, UPenn) Inspire UASsurgeryInspiresleep vs traditional Non- University Hospitals Pediatric / Down Syndrome Down / Pediatric German Post Market Post Study German Academic Hospital in Diego San Hospital Academic ADHERE PatientADHERE Registry Total PatientsEvaluated Clinical Studies (BMI,Older Patients, Glucose Metabolism) - Cleveland (1) any incremental patients the overallto total. Number of Patients of EvaluatedNumber 1,470 143 126 240 508 248 20 97 60 22 6

STAR Trial Met Both Primary Endpoints & Showed Statistically Significant Reductions in AHI & ODI Significant Reduction in Severity of OSA Meaningful Levels of Compliance Post-Implantation Apnea-Hypopnea Index (Median) Oxygen Desaturation Index (Median) 29.3 25.4 9.0 9.7 7.4 8.6 6.0 6.2 4.8 4.6 Events per Hour Events per Hour Baseline 12 Month 18 Month 3 Year 5 Year Baseline 12 Month 18 Month 3 Year 5 Year N=126 N=124 N=123 N=98 N=71 N=126 N=124 N=123 N=98 N=71 All p values <0.001 vs. baseline All p values <0.001 vs. baseline results in median results in median Withdrawal of Inspire Therapy Resulted in Reversal of Therapeutic Benefit, Further Demonstrating Inspire’s Effectiveness Apnea-Hypopnea Index (Mean) Oxygen Desaturation Index (Mean) 31.3 30.1 26.7 26.8 25.8 23.0 ) Events/hr 8.0 7.2 7.6 8.9 6.3 6.0 Score ( Score (Events/hr) Baseline 1 Year Randomized, Therapy- Baseline 1 Year Randomized, Therapy- withdrawal Trial withdrawal Trial Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) 14

Additional STAR Findings Showed Meaningful Improvement in Compliance and Quality of Life Metrics Inspire has Substantial Positive Implications …and has Resulted in Meaningful Impact to on Patient Compliance… Patients' Quality of Life Functional Outcomes of Sleep Self-Reported Device Use Questionnaire (Median) Epworth Sleepiness Scale (Median) 100% Normalized daytime functioning = 17.9 Normalized daytime sleepiness = 10.0 18.2 18.4 18.8 18.7 11.0 90% 86% 14.6 6.0 6.0 6.0 6.0 81% 81% 80% 80% 70% Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. 65% CPAP compliance 60% N=126 N=124 N=123 N=98 N=92 N=126 N=124 N=123 N=98 N=92 All p values <0.001 vs. baseline results 50% 40% No or Soft Snoring (Median) Bed Partner Leaves Room (Median) 35% CPAP compliance 30% 86% 87% 90% 81% 30% PatientsReported Nightly Use(%) 20% 10% 17% 5% 4% 3% 0% 1% 12 Month 24 Month 3 Year 5 Year N=124 N=117 N=108 N=92 Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=108 N=103 N=103 N=100 N=80 N=108 N=103 N=103 N=100 N=80 Published literature estimates that only approximately 35% to 65% of patients prescribed a CPAP device are compliant with the therapy 15

Inspire’s Compelling Clinical Evidence has been Replicated Across Multiple Studies  Company sponsored, multi-center post-approval study Apnea Hypopnea Index (Median) P<0.001 in Germany (N=60) 28.6 German  Measurements: 2 months, 6 months and 1 year 67% Reduction Post-Market 9.5 Study  Publication: The Laryngoscope in 2017  Therapy compliance: average 39 hours per week; 89% Score (Events/hr) ≥ 20 hours per week Baseline 1 Year N=60 N=56  Conducted by researchers at TJUH and UPMC (N=97) Apnea Hypopnea Index (Mean) P<0.001 35.9 35.3  Measurements: 3 months Independent 82% Reduction Study by  Publication: Journal of Clinical Sleep Medicine in 2017 TJUH & UPMC 6.3 6.3 Score (Events/hr)  Therapy compliance: average > 45 hours per week; Baseline 3 Months >75% ≥ 40 hours per week TJUH Cohort (N=48) UPMC Cohort (N=49)  University Hospitals-Cleveland: reported on the outcomes from twenty consecutive cases treated with Inspire therapy. The mean AHI in these patients decreased significantly from 32 to 1.8 (p<0.001) Mean device use of 46 hours per week Other  Technical University of Munich: reported on 31 patients treated with Inspire therapy. Postoperative AHI was Independent significantly reduced from 33 to 7 (p<0.001) Studies Mean device use of 46 hours per week  Non-academic hospital in San Diego: collected data on 22 consecutive patients treated with Inspire therapy. AHI reductions were consistent among patients, with all patients measured achieving a titrated AHI < 5 Mean device use of 7.0 hours per night 16 ____________________ Note: Thomas Jefferson University Hospital abbreviated at TJUH. University of Pittsburgh Medical Center abbreviated as UPMC.

Independent Cleveland Clinic Comparison Study of Inspire vs. UPPP  Independent retrospective study conducted by multi- Pre vs Post Operative AHI for UPPP vs HNS Groups (Mean) disciplinary team of physicians from the Cleveland Clinic P= 0.02 P<0.001 (N=40) 40.3 29% Reduction 38.9 28.8 88% Reduction  N=20 enrolled in HNS AHI Score  N=20 enrolled in UPPP (Events/hr) 4.5  Publication: American Journal of Otolaryngology Mar. 2018 UPPP (N=20) HNS (N=20) Cleveland Clinic  Compared outcomes of Inspire Upper Airway Stimulation Pre Operative AHI Post Operative AHI Comparison Study (HNS) vs UPPP in patients with moderate to severe OSA of Inspire Therapy and UPPP  HNS: All patients who underwent HNS implantation at a Pre vs Post Operative ESS for UPPP vs HNS Groups (Mean) P=0.001 P<0.001 single institution between Nov. 2015 and Nov. 2016 Normalized daytime sleepiness = 10.0 13.0 (N=20); all patients met STAR trial criteria 11.0 8.0 7.0  UPPP: Utilized a pre-existing database of patients (N=116) who were intolerant to CPAP and underwent UPPP Index Score between 2003-2012. From this data, patients that matched UPPP (N=16) HNS (N=15) STAR trial inclusion criteria were selected (N=20) Pre Operative ESS Post Operative ESS “The present study compares outcomes of the most well established upper airway surgery with outcomes of upper airway stimulation therapy in patients with OSA. Compared to uvulopalatopharyngoplasty, hypoglossal nerve stimulation therapy provides significant objective improvement in outcome measures for select patients with moderate to severe OSA with inability to tolerate CPAP. Although Conclusion traditional upper airway surgery is effective in treating patients with OSA, our study suggests hypoglossal nerve stimulation is curative for many patients as it normalizes the AHI to < 5 and is an excellent option for second line therapy in select patients with OSA who are intolerant to CPAP.” 17 ____________________ Note: Hypoglossal nerve stimulation abbreviated at HNS.

We Intend to Continue to Build the Depth of Our Clinical Data with Our ADHERE Patient Registry ADHERE Patient Registry Our post-implantation study with the goal of collecting data on a group in excess of 2,500 patients Registry Results from 508 Patients  Registry study designed Apnea Hypopnea Index (Median) Epworth Sleepiness Scale (Median) P<0.0001 Normalized daytime sleepiness = 10.0 P<0.0001 to be retrospective and 34.0 12 42% Reduction prospective 79% Reduction 7  14 centers were involved 7.0 as part of registry Baseline 12 Months Baseline 12 Months  Registry enrolled 508 N=499 N=227 N=443 N=241 patients between Inspire is Better Would Recommend to Overall Patient Patients would Experience than CPAP Friends / Family Satisfaction Choose Inspire Again October 2016 and January 2018 Adherence Monitoring: 96% 96% 94% 94% Average home device use: 5.7 hours / night Early results from the ADHERE registry show Inspire therapy is an effective treatment for OSA in a real world setting 18 ____________________ Note: Latest registry data as of November 2018.

Product and Indication Expansion

We are Committed to Continuous Product Development & Indication Expansion Indication Expansion Product Pipeline  Working with the FDA to expand indication in the  5th generation neurostimulator is in the development U.S. to patients as young as 12 years of age phase (including Down syndrome)  Inspire Cloud, which has been launched, is being  Patients born with Down syndrome have designed to allow physicians to monitor patient higher rates of OSA than the general compliance and therapy efficacy pediatric population Illustrative Inspire Cloud Dashboard  50-patient investigator-initiated trial in- process to demonstrate the safety and efficacy of Inspire therapy for treating Down syndrome patients (1) ____________________ Not actual data; for illustrative purposes only. 20 ____________________ (1) Published in JAMA Otolaryngology – Head & Neck Surgery.

Inspire Cloud: Longitudinal Care Longitudinal Care Care team Inspire cloud Referral network Inspire Cloud was launched at the AASM (American Academy of Sleep Medicine) annual meeting June 2018 ____________________ Not actual data; for illustrative purposes only.  Monitors Adherence  Strengthens the Referral Network  Generates Complete Patient Therapy Reports  Creates Care Coordination Hub  Insight into Center-Wide Therapy Outcomes  Fits into existing sleep clinic workflows 21

Reimbursement

Our Team is Focused on All Aspects of Reimbursement, which Include Coding, Payment and Coverage Coding Payment Coverage • Physician • Physician • Medicare • Facility • Facility • Commercial • Neurostimulator and stimulation • National Medicare average payment • Over 330 commercial payors in the lead: CPT code 64568 for Cranial of approximately $27,700 U.S. have paid for the Inspire Nerve Stimulator procedure, mostly through prior • Covers the cost of the device and authorization • Sensing lead: CPT code 0466T the procedure for implantation (Category III) • Medicare payment in most MACs • Physician society working to convert to a Category I code • Government contract for VA / Military hospitals 2018 U.S. Implant Mix Two-pronged Approach to Reimbursement Part 1: Work with all payers to educate on the therapy during annual and mid-cycle reviews to develop 30% Commercial positive coverage policies (i.e., Aetna was a mid-cycle) 60% Medicare Part 2: Work with physicians and centers to obtain VA prior authorizations from payers as most have 10% negative coverage policies today, yet approve procedures after appeal cycles 23

Developing Positive Coverage Policies – Leveraging Momentum with Aetna & BCBS United Anthem Aetna Healthcare 14 BCBS Plans: 22.2 M California & 45.7 M HCSC Georgia ++ BCBS 38.7 M IL/TX 14.6M BCBS Cigna, Focus on local payments BCBS Others Humana Small Regional Plans 9 BCBS Plans: 17.4MM & others focused in area with 12 Medicare MA, MN, MI, 15MM+ active centers: Medicare MAC ID, WA, FL, TN, • IBC • Medica Nat’l Jurisdictions TN, NC, AL • Horizon • HAP Coverage • Highmark 26.3MM • PreferredOne Decision • Care First 38.7 M • Excellus • Clev Clinic 8 BCBS policies issued • OSU • covering 16.6M lives since Group Health WI Long-term: May look toward Jan. 7, 2019 national policy • Review Cycles – most major providers have a scheduled annual review for policies • Focus is to provide updated dossier, guidelines, experiences to encourage a deep dive review • Continue to build on already strong clinical dossier and physician support • Leverage internal staff as well as multiple contractors with designated payers assigned to each • Large Payors – most difficult to engage, and more accepting of the appeal (EMR) process • Small Payors – less comfortable with EMR process and more agile to conduct internal reviews 24 Indicates Insurers with Positive Coverage Policies or positive technical assessments

Evidence Street Complete Positive Technical Assessment  Report summarized that the evidence is sufficient to determine that the Inspire therapy results in a meaningful improvement in the net health outcome for patients meeting the following selection criteria o Age ≥ 22 years in adults or adolescents with Down’s syndrome age 10 to 21; AND o Diagnosed moderate to severe OSA (with less than 25% central apneas); AND o CPAP failure or inability to tolerate CPAP; AND o Body mass index ≤ 35 kg/m2 in adults; AND o Favorable pattern of palatal collapse  NOTE: Adolescents with Down’s syndrome is not FDA approved and is currently in clinical trials  What does this mean??? o BCBS Evidence Street conducts many reviews annually (technical assessments) o Does not specifically write coverage policies for each of the 36 BCBS companies o However, it provides BCBS companies with evidence opinions they often use as an input into those coverage policy decisions.  Since receiving the positive assessment, eight BCBS plans have issued positive coverage policies of Inspire therapy. We expect many more of the regional BCBS payors will write policies in the next few quarters 25

Our Market Access Team is Highly Effective in Working with Patients and Physicians Case-by-Case Submissions, Reviews & Approvals Process Prepare/Submit an EMR Prepare/Submit an If denied Prepare/Submit an 1st If denied Prepare/Submit an 2nd If denied appeal Prior Authorization level appeal level appeal (External Medical Review) Approval typically takes approximately 2-3 months Prior Authorization Approval Track Record following a complete appeal review cycle Percentage of Patient Approvals – 2017 Percentage of Patient Approvals – 2018 75% 70% 15% Approved Approved +1,506 (1) Denied at EMR +2,477 (2) 15% Denied at EMR Dismissed Dismissed 15% 10% Overall Approval Rates are ~50% as many patients do not receive a full review (drop out or blocked) 26 ____________________ ≈55% (1) Indicates number of patient submissions in 2017. (2) Indicates number of patient submissions in 2018. in 2018

U.S. Commercial Prior Authorization Submissions Key focus is to continue to grow individual patient prior Total Submissions authorizations while working with payors to develop 2018: 2,477 positive coverage policies longer term 2017: 1,506 • Q3 2018 includes a bolus of Aetna resubmissions following the 2016: 960 issuance of the national coverage policy Past Quarter Submission 700 661 60 639 619 600 558 50 488 500 445 40 400 303 30 300 268 258 270 51 48 49 209 225 43 38 20 Quarterly Total Total Quarterly Submissions 200 34 23 Submissions Weekly Average Quarterly 21 20 21 10 100 16 17 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Qtrly Weekly Average Submissions Qtrly Total Submissions 27 Process driven by 16 person market access team

U.S. Commercial Prior Authorization Approvals Many patients who are willing to work through the Total Approvals process benefit from an approval; shortly after this 2018: 1,230 approval, the process shifts to scheduling the placement 2017: 583 2016: 330 of the Inspire system Past Quarter Approvals 450 40 395 400 373 35 350 30 300 249 25 250 213 190 20 200 29 30 15 150 126 133 134 Quarterly Total Approvals Total Quarterly 103 96 10 100 72 19 Approvals Weekly Average Quarterly 59 15 16 50 10 10 10 5 7 8 5 6 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Qtrly Weekly Average Approvals Qtrly Total Approvals 28

Commercial Development

We have a Targeted Approach to Market Development Inspire Approach to Market Development Direct-to-Patient Outreach Machine  Inspire has built a referral network with physicians across the treatment continuum Company Sponsored Public Relations  Differentiated marketing engine capable of generating demand through patient channels Physician to Patient Local Radio Direct to Patient Channels / Self-Referred Physician Word of Mouth Cardiac Dental Practice Practice (1) / EP Referrals Referrals Engaged Sessions 1.3 million in 2018 Inspire Program Core Team Dr. Searches 425,000 in 2018 Practice Engagement • Trackable calls (22,000 in 2018) Sleep Sleep Practice • Emails Refer and Practice • Health Talk Sign Ups Referrals Manage • Visits - MD pages • Clicks - MD news stories ____________________ 30 (1) Electrophysiologists (“EP”)

Our Sales Strategy Engages All Key Stakeholders Across the OSA Treatment Paradigm Holistic Approach to Engagement Across Key Stakeholders in the OSA Treatment Paradigm Sales Organization Sleep  46 Territory Managers (reps) in U.S. and 6 in Europe Centers  Managed by Regional Sales Managers (9)  Supported by Therapy Awareness Managers and Field Clinical Representatives ENT Patients Physicians  Target for each rep to manage 5 – 8 active centers per territory  Focus on building long-lasting physician relationships  Encourage & sponsor additional publications of clinical data  Support physicians through all aspects of a case  Increase awareness through training and education  Identify new regions with high volume medical centers  Continue various direct-to-patient marketing initiatives Summary: Continue to build on capacity to treat patients by adding centers, hiring Territory Managers, and adding support structure including Regional 31 Managers and staff to cover implant cases and activations

Keys To Driving a Strong Territory Territory Manager Strategy  New Centers and Territory Framing How TMs Spend their Time  Building Regional Manager Team and FCRs to currently have 9 RMs (added 2 in Q4) Support  Adding Field Clinical Reps (FCRs) to support implants Attend DISE, Find The  Continue adding Territory Managers Cases & Right Centers  Ended 2018 with 46 U.S. Territory Follow up Managers, an increase 18 in 2018  Sales Training Drive Manage Prior  Inspire University conducted quarterly for Patient Flow Authorization, new employees & Practice Coding &  Free up selling time for tenured reps to focus Readiness Payment on driving patient flow  Invest in FCRs to cover cases and activations 32

The Great Balancing Act KEEPING CONTROL WHILE GROWING FAST What does it take to start, then grow a business into a successful public company yet maintain total control of product performance? 33

The Inspire Control System Prevalence Pool 17M people in the US with End Goal: Strong OSA of which ≈25% could Incidence Pool be treated by using 500k new cases per Patient Outcomes!!! Inspire year who could be treated using Inspire Question 1: How Question 3: How Question 2: How Question 4: How Question 5: How to find these to direct patients to improve the to improve time to scale the patients and to the correct yield to increase and approval business without connect them to physician to contacts to rates from losing quality in the proper prevent healthcare insurance patient healthcare unnecessary providers? companies? outcomes? provider? visits? Direct-to-Consumer Outreach Program Continuous addition of new sales reps and opening new hospitals Direct-to-Patient Outreach Machine Company Sponsored Public Relations Patient Local Radio Physician to Physician Word of Mouth Physician Appointment Insurance Approvals •≈50% are new sleep •Requires 3-4 review apnea patients and need cycles and averages 3-4 Patient Engaged Sessions to try CPAP first months 1.3 million in 2018 •≈25% of patients are not •≈55% of patients are receives Dr. Searches Patients make proper candidates Patients proceed approved Patients Inspire! 425,000 in 2018 appointment to •≈25% are good Inspire for insurance •≈60% of patients have to scheduled for see doctor approval Inspire Practice Engagement candidates go thru this process • Target 500+ contacts/week 34

Financials

Revenue and Gross Margins Since 2015 ($ in Millions) Revenue Gross Margin 2015 – 2018 CAGR: 84.9% 2015 – 2018 Improvement: +1,520bps $50.6 80.1% 78.9% 76.2% $28.6 $16.4 64.9% $8.0 2015 2016 2017 2018 2015 2016 2017 2018 2019 Outlook: FY2019 revenues of $67M - $70M, up 32% - 38% YoY from FY2018 revenues of $50.6M and gross margin between 79% - 81% 36

Quarterly Revenue Since 2016 ($ in Millions) $16.6 $13.1 $10.9 $10.0 $10.0 $7.3 $6.0 $5.2 $5.3 $4.7 $3.6 $3.0 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 151% 170% 89% 79% 69% 56% 91% 90% 81% 121% 80% 66% % YoY Revenue Growth 2019 Outlook: FY2019 revenues of $67M - $70M, up 32% - 38% YoY from FY2018 revenues of $50.6M 37 ____________________ Quarterly amounts are unaudited

In 2018, Inspire Experienced Meaningful YoY Growth YoY Revenue YoY Gross Profit YoY Growth: 77% YoY Growth: 80% $40.5 $50.6 $22.5 Territory Managers EQ4 2018 46 EQ4 2017 28 2017 2018 $28.6 YoY Gross Margin YoY Increase: 120bps 80.1% 78.9% 2017 2018 2017 2018 38

Our Growth Strategies Ensure strong and consistent patient outcomes globally through planned and controlled expansion and robust training Promote awareness among patients, ENT physicians, sleep centers and referring physicians Expand U.S. sales and marketing organization to drive adoption of our Inspire therapy Leverage the prior authorization model while we work in parallel with payors to develop positive coverage policies Invest in research and development to drive innovation and expand indications Further penetrate and expand into existing and new international markets 39

Our Innovative Inspire Solution has a Significant First Mover Advantage... Inspire Therapy is Strongly Positioned FDA PMA Approval Since 2014 – More than 4,600 patients treated at over 245 medical Compelling Market centers across the U.S. and Europe Opportunity Evidence of Safety and 5-Year Long-Term Sustained Efficacy – Consistent results across four sponsored and 13 Large and growing independent clinical studies evaluating ~1,470 patients prevalence of OSA – Ongoing enrollment of 2,500 patient ADHERE patient registry Physician Society Support Significant economic cost – American Academy of Otolaryngology, American of untreated OSA Academy of Sleep Medicine, Germany S-3 Guidelines and International Sleep Surgery Society Significant Payor Experience Urgent clinical need for an – Focus on broadening payor coverage – Aetna in 2018 effective alternative to CPAP – Highly effective prior authorization model – Approvals from ~330 commercial payors to date – Over 1,500 individual patient submissions in 2017 and over 2,400 in 2018 ~$10bn annual market opportunity in the U.S. Differentiated Product Built on 20 Years of Development – Closed loop system that leverages our pressure sensing lead and proprietary algorithm – Current device represents the 4th generation of our Inspire system, which has an ~11-year battery life and 40 allows for MRI of head and extremities